UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

SOY ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Soy Energy, LLC Member,

As you know, Soy Energy, LLC (“Soy”) will hold its 2010 Annual Meeting of Members on June 24, 2010 at 6:00 p.m. at MMC High School Gymnasium, 400 East Fenton, Marcus, Iowa 51035.

Please find enclosed with this letter an amendment to the Proxy Statement dated May 28, 2010 (the “Proxy Statement”) previously delivered to you concerning the matters to be voted upon at the 2010 Annual Meeting of Members. This amendment supplements the information contained in the Proxy Statement and is intended to clarify the member voting thresholds that will apply to each of the proposals described in the Proxy Statement to be consistent and in compliance with the Operating Agreement of Soy. Specifically, the amendment clarifies that the approval of Proposal 1 and Proposal 3 requires the affirmative vote of a majority of the membership units present at a meeting at which a quorum exists and the approval of Proposal 2 requires the approval of a majority of all outstanding membership units. You should carefully read the enclosed supplement in conjunction with the Proxy Statement and the Notice of Annual Meeting of Members distributed with the Proxy Statement.

Your vote is important. If you have not already done so, the Board of Directors requests that you promptly sign, date and return the proxy card delivered along with the Proxy Statement, which is solicited by the Board of Directors, by no later than 5:00 p.m. on June 23, 2010 in accordance with the instructions contained in the Proxy Statement. The Board of Directors urges you to select a vote for each of Proposals 1, 2 and 3. If you later decide to attend the 2010 Annual Meeting to vote your membership units in person, you may still do so.

If you have already submitted a proxy to vote on the matters contained in the Proxy Statement, you are not required to re-submit a new one. The enclosed amendment does not affect the validity of any proxy that you previously submitted and is only intended to clarify the matters discussed above.

As described in the Proxy Statement, you may revoke a proxy previously submitted by you by:

•	Voting in person at the 2010 Annual Meeting of Members;
•	Giving personal or written notice of the revocation, which is received at Soy’s offices at 222 N. Main Street, P.O. Box 663, Marcus, Iowa 51035 by 5:00 p.m. local time on June 23, 2010; or
•	Giving personal or written notice of the revocation to Soy’s Secretary, Doug Lansink, at the commencement of the 2010 Annual Meeting of Members.

If you have questions regarding the enclosed amendment, the Proxy Statement or how to vote your membership units, please contact Soy at (712) 376-2081.

Sincerely, Chuck Sand President and Chairman

SOY ENERGY, LLC
222 N. MAIN STREET,
P. O. BOX 663
MARCUS, IOWA 51035

AMENDMENT TO PROXY STATEMENT

This amendment to Soy Energy, LLC’s Proxy Statement delivered to its members on or about May 28, 2010 (the “Proxy Statement”) and the Notice of Annual Meeting of Members to be Held on June 24, 2010 dated May 28, 2010 delivered with the Proxy Statement (the “Amendment”) is furnished in connection with the solicitation of proxies by the Board of Directors of Soy Energy, LLC (the “Company”, “Soy Energy”, “we”, “us” or “our”) for use at the 2010 annual meeting of Members (the “Member Meeting”) to be held on June 24, 2010 at 6:00 p.m., at MMC High School Gymnasium, 400 East Fenton, Marcus, IA, 51035, and any adjournment or postponement of the Member Meeting. This Amendment makes certain clarifications and corrections to the number of votes required to approve Proposals 1, 2 and 3, as set forth in the Proxy Statement. Specifically, this Amendment clarifies that Proposals 1 and 3 require an affirmative vote of a majority of the membership units present at a Member Meeting at which a quorum exists, while Proposal 2 requires an affirmative vote of a majority of all outstanding membership units.

You should read the Proxy Statement and this Amendment together. To the extent that the information herein is inconsistent with the information in the Proxy Statement, the information herein supersedes the information in the Proxy Statement. All capitalized terms not defined in this Amendment have the meaning given to them in the Proxy Statement. This Amendment is incorporated into and supersedes important provisions in the Proxy Statement related to the Company’s solicitation of proxies for use at the Member Meeting. This Amendment amends the Proxy Statement as follows:

1. The second paragraph from the bottom of page 1 of the Notice of Annual Meeting of Members to be Held on June 24, 2010 is amended as follows:

Only Members of record of the Company at the close of business on May 27, 2010 are entitled to notice of the Member Meeting and to vote at the Member Meeting or any adjournment or postponement thereof. The Company is seeking approval of the Transaction by a majority of the membership units ~~outstanding~~ present at a meeting at which a quorum exists. The approval of the Amended and Restated Operating Agreement requires the affirmative vote of the holders of a majority of the membership units outstanding. The presence of at least twenty-five percent (25%) of the outstanding membership units of the Company, represented in person or by proxy, ~~is required to~~ constitutes a quorum for the purpose of holding a meeting.

2. The following questions and answers set forth on page 5 of the Proxy Statement under the section entitled “Questions and Answers About the Member Meeting and Voting” are amended as follows:

Q:	What is the voting requirement to approve the Transaction?

A:

The Board of Directors is seeking the affirmative vote of a majority of the Membership Voting Interests present at a meeting at which a quorum exists ~~outstanding~~ in order to proceed with the Transaction.

Q:	What is the voting requirement to approve the Amended and Restated Operating Agreement?

A:	The adoption of the Amended and Restated Operating Agreement will require the affirmative approval of a majority of all outstanding ~~the~~ Membership Voting Interests.

Q:	What is the effect of marking ~~abstention~~ “Abstain” on your proxy card?

A:	Abstentions will be counted when determining whether a quorum is present. Abstentions will be handled as follows:

Proposal 1: Marking “Abstain” on your proxy card ~~Abstentions~~ will have the same effect as a vote AGAINST Proposal 1, because Proposal 1 must be approved by a majority of the ~~our outstanding~~ Membership Voting Interests present at a meeting at which a quorum exists;

Proposal 2: Marking “Abstain” on your proxy card ~~Abstentions~~ will have the same effect as a vote AGAINST Proposal 2, because Proposal 2 must be approved by a majority of ~~the~~ all outstanding Membership Voting Interests;

Proposal 3: Marking “Abstain” on your proxy card will have the same effect as a vote AGAINST Proposal 3, because Proposal 3 must be approved by a majority of the Membership Voting Interests present at a meeting at which a quorum exists.

Q:	What is effect of not submitting a proxy?

A:	If you do not submit a proxy then your units will not be counted for purposes of determining whether a quorum is present. Not submitting a proxy will be handled as follows:

Proposal 1: If you do not submit a proxy then your units will not be counted as a vote FOR or AGAINST Proposal 1, because Proposal 1 must be approved by a majority of the Membership Voting Interests present at a meeting at which a quorum exists;

Proposal 2: If you do not submit a proxy then that will have the same effect as a vote AGAINST Proposal 2, because Proposal 2 must be approved by a majority of all outstanding Membership Voting Interests;

Proposal 3: If you do not submit a proxy then your units will not be counted as a vote FOR or AGAINST Proposal 3, because Proposal 3 must be approved by a majority of the Membership Voting Interests presents at a meeting at which a quorum exists.

3. The “Required Vote and Board Recommendation” section of Proposal 1, page 27 of the Proxy Statement, is amended as follows:

Required Vote and Board Recommendation

          All holders of our membership units as of the record date, which is May 27, 2010, are entitled to vote on Proposal 1. The presence (in person or by proxy) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests will constitute a quorum for purposes of holding the meeting. The Board of Directors is seeking the approval of the Transaction by the affirmative vote (in person or by proxy) of a majority of the Membership Voting Interests present at a meeting at which a quorum exists.

          As indicated on the enclosed Proxy Card, ~~if you fail to mark a vote, the proxies solicited by the Board of Directors will be voted “FOR” the approval of the Transaction. If you fail to submit a Proxy Card or attend the Member Meeting, or you abstain from voting, the proxies solicited by the Board of the Directors will not be counted as a vote to approve the Transaction and will have the same effect as a vote AGAINST the Transaction.~~ if no direction is made on the Proxy Card with respect to any of the Proposals, then your proxy will be voted in favor of Proposal 1, as well as Proposals 2 and 3. If direction is made on the Proxy Card with respect to at least one but fewer than all of the Proposals, then your proxy will only be voted in favor of those Proposals on which such direction has been given.

          THE BOARD OF DIRECTORS HAS APPROVED THE TRANSACTION AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSACTION IN ACCORDANCE THEREWITH.

4. The “Required Vote and Board Recommendation” section of Proposal 2, page 30 of the Proxy Statement, is amended as follows:

Required Vote and Board Recommendation

          If a quorum is present, the affirmative vote of a majority of the outstanding Membership Voting Interests ~~and~~ entitled to vote on the matter will constitute the act of the Members. As indicated on the enclosed proxy card, if you return the enclosed proxy card but fail to mark a vote on the matters for which your proxy is solicited, the proxies will vote your Units in favor of approval of the Amended and Restated Operating Agreement. If you do not submit a proxy card or attend the 2010 Annual Meeting, or you deliver a proxy card but abstain from voting on this matter, your Units will not be counted as a vote to approve the Amended and Restated Operating Agreement and will have the same effect as a vote AGAINST acceptance of the Amended and Restated Operating Agreement.

          THE BOARD OF DIRECTORS HAS APPROVED THE AMENDED AND RESTATED OPERATING AGREEMENT IN THE FORM ATTACHED AS APPENDIX 2 AND RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

5. The “Required Vote and Board Recommendation” section of Proposal 3, page 30 of the Proxy Statement, is amended as follows:

Required Vote and Board Recommendation

          If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests present at the meeting, in person or by proxy will constitute the act of the Members. As indicated on the enclosed proxy card, if you return the enclosed proxy card but fail to mark a vote on the matters for which your proxy is solicited, the proxies will vote your Units in favor of approval of adjournment. If you do not submit a proxy card or attend the 2010 Annual Meeting, or you deliver a proxy card but abstain from voting on this matter, your Units will not be counted as a vote in favor of the adjournment and will have the same effect as a vote AGAINST adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

Except as otherwise provided in this Amendment, the Proxy Statement remains in full force and effect as written and delivered on or about May 28, 2010. If you have any questions about this Amendment, the proposals described above or in the Proxy Statement or about voting your membership units, please contact the Company by telephone at (712) 376-2081.